Exhibit 99.1

         Schick Technologies Reports Fiscal 2004 Second Quarter Results

               Net Revenue Increases 26% and Net Income Rises 125%

LONG ISLAND CITY, N.Y., November 5, 2003 -- Schick Technologies, Inc. (OTC:
SCHK) today reported its financial results for the second quarter of fiscal year 2004 ended September 30, 2003.

Net revenues for the quarter were $8.5 million, an increase of $1.8 million, or 26%, compared to $6.7 million in the same period last year. Net income for the quarter was $2.3 million, or $0.22 per basic and $0.13 per diluted share, compared to net income of $1.0 million, or $0.10 per basic and $0.07 per diluted share, for the same period last year.

Net revenues for the six months ended September 30, 2003 were $17.2 million, an increase of $3.5 million, or 26%, compared to $13.7 million in the same period last year. Net income for the six months was $4.2 million, or $0.41 per basic and $0.25 per diluted share, compared to net income of $2.3 million, or $0.23 per basic and $0.16 per diluted share, for the same period last year.

At September 30, 2003, the Company had $12.1 million in cash, cash equivalents and short-term investments and $14.1 million in working capital, as compared to $7.8 million in cash, cash equivalents and short-term investments and $9.2 million in working capital at March 31, 2003. Since retiring the remainder of its long-term debt to Greystone & Co. in the first quarter, the Company has been debt free.

"We are very pleased with both our revenue growth and profitability for the second quarter," said David Schick, Chief Executive Officer. "Demand for our digital imaging products remains strong. Our goal is to capitalize on the continued growth of this segment of the dental market and to further expand our product line."

Jeffrey Slovin, President and COO, commented, "This quarter's results mark the Company's twelfth successive quarter of operating profits. They reflect strong gross and operating margins in addition to well-balanced revenue growth in all of our markets -- both domestic, fueled by our exclusive relationship with Patterson Dental Company, and international, supported by our active world-wide dealer network."

Schick Technologies, Inc. Conference Call Information:

Schick Technologies, Inc. will hold its quarterly conference call on Wednesday, November 5, 2003 at 5:00 p.m. EST. To access the call, please dial 800-901-5217, passcode #47173629 (domestic), or 617-786-4511 (international). This conference call will be broadcast live on the Internet at www.schicktech.com. If you are unable to participate, an audio digital replay of the call will be available from Wednesday,

November 5 at 7:00 p.m. EST until Midnight EST on November 18 by dialing 888-286-8010 (domestic) or 617- 801-6888 (international) using confirmation code #44139782. A web archive will be available for 30 days at www.companyboardroom.com, www.streetevents.com or www.schicktech.com.

This earnings release, and any other financial and statistical information disclosed by the Company during the conference call will be available in the "Investors" section of Registrant's web site at www.schicktech.com.

Schick Technologies, Inc., an ISO 9001 certified company, designs, develops, and manufactures innovative digital radiographic imaging systems and devices for the dental and medical markets. The Company's products, which are based on proprietary digital imaging technologies, create instant high-resolution radiographs and offer significant advantages over conventional x-ray devices.

The Company's beliefs that the demand for its digital imaging products continues to be strong, its goal to further capitalize on the continued growth of the dental imaging market, its belief that dental imaging is a growing segment of the dental market, its goal to continue to expand its product line, its beliefs as to its future growth, and other information in this announcement which is not historical, constitute forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The matters discussed in this news release are subject to various factors which could cause actual events and results to differ materially from such statements. Such factors include uncertainties as to the future sales volume of Schick Technologies' products, the pending SEC/U.S. Attorney investigations, the possibility of changing economic, market and competitive conditions, dependence on products, technological developments, competition, market uncertainties, dependence on distributors, ability to manage growth, fluctuation in results, seasonality and other risks and uncertainties including those detailed in the Company's filings with the Securities and Exchange Commission.

CONTACT: Investor Relations of Schick Technologies, 718-937-5765
         Cameron Associates, 212-245-8800

Schick Technologies, Inc. and Subsidiary
Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share amounts)

                                                                Three months ended                    Six months ended
                                                                   September 30,                        September 30,
                                                              2003               2002               2003               2002
                                                         ------------       ------------       ------------       ------------
Revenue, net .........................................   $      8,501       $      6,750       $     17,177       $     13,654

Cost of sales ........................................          2,624              2,474              5,253              4,657
Excess and obsolete inventory ........................             --                 --                 --                109
                                                         ------------       ------------       ------------       ------------
Total cost of sales ..................................          2,624              2,474              5,253              4,766
                                                         ------------       ------------       ------------       ------------
         Gross profit ................................          5,877              4,276             11,924              8,888
                                                         ------------       ------------       ------------       ------------
Operating expenses:
     Selling and marketing ...........................          1,415              1,334              2,850              2,775
     General and administrative ......................          1,541              1,268              3,196              2,370
     Research and development ........................            839                580              1,681              1,246
                                                         ------------       ------------       ------------       ------------
         Total operating costs .......................          3,795              3,182              7,727              6,391
                                                         ------------       ------------       ------------       ------------
         Income from operations ......................          2,082              1,094              4,197              2,497
                                                         ------------       ------------       ------------       ------------
Other income (expense)
     Interest income .................................             29                 20                 49                 43
                                                                   36                 --                137                 --
                                                         ------------       ------------
     Other income ....................................             (2)               (76)              (171)              (166)
                                                         ------------       ------------       ------------       ------------
     Interest expense
         Total other income (expense) ................             63                (56)                15               (123)
                                                         ------------       ------------       ------------       ------------
         Income before income taxes ..................          2,145              1,038              4,212              2,374

         (Benefit)provision for income taxes .........           (122)                30                (34)                30
                                                         ------------       ------------       ------------       ------------
         Net income ..................................   $      2,267       $      1,008       $      4,246       $      2,344
                                                         ============       ============       ============       ============

         Basic earnings per share ....................   $       0.22       $       0.10       $       0.41       $       0.23
                                                         ============       ============       ============       ============
         Diluted earnings per share ..................   $       0.13       $       0.07       $       0.25       $       0.16
                                                         ============       ============       ============       ============
         Weighted average common shares (basic) ......     10,365,939         10,147,537         10,297,818         10,141,369
                                                         ============       ============       ============       ============
         Weighted average common shares (diluted) ....     16,911,580         14,465,750         16,724,236         14,843,480
                                                         ============       ============       ============       ============

Schick Technologies, Inc. and Subsidiary
Consolidated Balance Sheets
(In thousands, except share amounts)

                                                                                           September 30,          March 31,
                                                                                           -------------          ---------
                                                                                                         2003
                                                                                           --------------------------------
                                                                                            (unaudited)
Assets
Current assets
     Cash and cash equivalents ...........................................................    $ 12,110            $  7,100
     Short-term investments ..............................................................           7                 712
     Accounts receivable, net of allowance for doubtful accounts of $138 and .............           2
         $42, respectively ...............................................................       3,541                3,03
     Inventories .........................................................................       3,095               3,039
     Income taxes receivable .............................................................          10                  10
     Prepayments and other current assets ................................................         497                 421
     Deferred income taxes ...............................................................       2,590               2,590
                                                                                              --------            --------
              Total current assets .......................................................      21,850              16,904
                                                                                              --------            --------
Equipment, net ...........................................................................       1,828               2,151
Goodwill, net ............................................................................         266                 266
Deferred income taxes ....................................................................       3,254               2,940
Other assets .............................................................................         238                 349
                                                                                              --------            --------
              Total assets ...............................................................    $ 27,436            $ 22,610
                                                                                              ========            ========

Liabilities and Stockholders' Equity
Current liabilities
     Current maturity of long term debt ..................................................    $     --            $  1,503
     Accounts payable and accrued expenses ...............................................       1,679               1,468
     Accrued salaries and commissions ....................................................       1,418               1,080
     Income taxes payable ................................................................          27                   4
     Deposits from customers .............................................................          26                  31
     Warranty obligations ................................................................          98                  56
     Deferred revenue ....................................................................       4,541               3,605
                                                                                              --------            --------
              Total current liabilities ..................................................       7,789               7,747
                                                                                              --------            --------
Commitments and contingencies ............................................................          --                  --
Stockholders' equity
     Preferred stock ($0.01 par value; 2,500,000 shares authorized; none
         issued and outstanding) .........................................................          --                  --
     Common stock ($0.01 par value; 50,000,000 shares authorized:
         10,401,247 and 10,206,425 shares issued and outstanding,
         respectively) ...................................................................         104                  10
     Additional paid-in capital ..........................................................      43,154              42,618
     Accumulated deficit .................................................................     (23,611)            (27,857)
                                                                                              --------            --------
              Total stockholders' equity .................................................      19,647              14,863
                                                                                              --------            --------
              Total liabilities and stockholders' equity .................................    $ 27,436            $ 22,610
                                                                                              ========            ========